                                                                    EXHIBIT 10.7


CONSULTING AGREEMENT                                  SYMMETRICOM  .
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This Consulting Agreement ("AGREEMENT")  is made and entered into as of this
  first day of       June            ,199  8   between:
  -----        -------------------       -----

 . CONSULTANT                Richard W. Oliver
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             having a principal place of business at
                            885 Curtiswood Lane
                            Nashville, TN  37204
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     AND

 . TELECOM SOLUTIONS, a division of SymmetriCom, Inc. having a principal place of business at
                     2300 Orchard Parkway, San Jose, California 95131


INDEPENDENT CONTRACTOR STATUS

It is the express intention of the parties that Consultant is an independent contractor and not an employee, agent, joint venturer or partner of SymmetriCom. Nothing in the agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Consultant and SymmetriCom or any employee or agent of SymmetriCom. Both parties acknowledge that Consultant is not an employee for state or federal tax purposes.
Consultant shall retain the right to perform services for others during the term of this agreement.


SERVICES TO BE PERFORMED BY CONSULTANT

SPECIFIC SERVICES/SCOPE OF WORK
 Consultant will provide to SymmetriCom the work, work product, and/or the services, as described on Attachment A appended hereto and pursuant to the task schedule, if any, also set forth Attachment A.

METHOD OF PERFORMING SERVICES
 Consultant will determine the method, details, and means of performing the above-described services. SymmetriCom shall have no right to, and shall not, control the manner or determine the method of accomplishing Consultant's services.

PROPERTY RIGHTS
 With respect to designs of any type or description, drawings, specifications, software development, and/or other copyrightable subject matter developed by Consultant pursuant to any Specific Services, Consultant agrees that the relationship of Consultant and SymmetriCom is and will be considered a "work made for hire". As such, Consultant agrees that SymmetriCom will be deemed to be the author and copyright owner of all copyrightable subject matter created by Consultant pursuant to any Specific Services.

 Consultant will promptly make full written disclosure to SymmetriCom, will hold in trust for the sole right and benefit of SymmetriCom, and will assign to SymmetriCom all of Consultant's right, title, and interest in and to any and all inventions, original works of authorship, developments, improvements, and/or trade secrets which Consultant conceives, develops, or reduces to practice, or causes to be conceived, developed, or reduced to practice, in connection with any Specific Services.

 Consultant will assist SymmetriCom to obtain United States or foreign letters patent, copyrights, or mask work rights covering inventions, original works or authorship, developments, improvements, and/or trade secrets which are assigned hereunder to SymmetriCom, and SymmetriCom will compensate Consultant at a reasonable rate for time actually spent by Consultant at SymmetriCom's request for such assistant.

NON-DISCLOSURE OF INFORMATION
 For the purposes of this Agreement, the term "Confidential Information" refers to information and/or materials which
   1. SymmetriCom designates to Consultant as confidential or proprietary;
   2. relate to customer lists, financial information, or other subject matter pertaining to any business of SymmetriCom;
   3. are provided to SymmetriCom by any one or more of its customers and which relate to the business, business needs, requirements, and/or specification of its customers; and

   4. directly or indirectly relate to
       (a) the design and/or specifications of a systems which incorporates a product that performs a complete transferal of a function (a "System"),
       (b) all aspects of software applicable to a System, including, without limitation, the logic and coherence thereof,
       (c) circuit board designs directly or indirectly related to a System, and
       (d) logic designs for filters and/or circuit boards, that are directly or indirectly related to a System, including, without limitation, simulations thereof.

 Consultant agrees that the Confidential Information is confidential and proprietary to SymmetriCom, will be held in trust and confidence by Consultant, and will be safeguarded by Consultant to the same extent that Consultant safeguards information and material of similar confidential character in Consultant's own business which in no event will be less than the safeguards that a reasonably prudent businessperson would exercise under similar circumstances. To those ends, Consultant will take all reasonable steps to ensure that all those persons having access through Consultant to the Confidential Information will observe and perform the provisions of this paragraph.

 Consultant agrees it will not, in any manner, divulge, disclose, communicate, publish, reproduce, or use, directly or indirectly, any of the Confidential Information either during the term of this Agreement or at any time thereafter, except as required in the course of performing any Specific Services/Scope of Work; provided, however, that the restrictions in this paragraph will not apply to that portion of the Confidential Information which is or becomes a matter of general public knowledge other than by a breach of this Agreement by Consultant, or to information which Consultant lawfully receives from any third party under circumstances which Consultant has a reason to believe rightfully permits the independent disclosure thereof by such third party to others.

 Consultant agrees to promptly notify SymmetriCom of circumstances known or learned by Consultant surrounding any access, possession, or use of the Confidential Information not authorized by this Agreement. Consultant will send such notice in writing by overnight delivery service, communication charges prepaid, to the address for SymmetriCom set forth herein.

EMPLOYMENT OF ASSISTANTS
 Consultant may, at the Consultant's own expenses, employ such assistants as Consultant deems necessary to perform the services required of Consultant by this Agreement. SymmetriCom may not control, direct, or supervise Consultant's assistants or employees in the performance of those services. Consultant assumes full and sole responsibility for the payment of all compensation and expenses of these assistants and for all state and federal income tax, unemployment insurance, Social Security, disability insurance and other applicable withholdings.

PLACE OF WORK
 Consultant shall perform the services required by this Agreement at any place or location and at such times as Consultant shall determine.


COMPENSATION

In consideration for the services to be performed by Consultant, SymmetriCom agrees to pay Consultant as stated below or as stated on attached Purchase Order.
 $2,500 / day
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INVOICES
 Consultant shall submit invoices for all services rendered.

EXPENSES
 Consultant shall be responsible for all costs and expenses incident to the performance of services for SymmetriCom, including but not limited to, all costs of equipment provided by Consultant, all fees, fines, licenses, bonds or taxes required of or imposed against Consultant and all other of Consultant's costs of doing business. SymmetriCom shall be responsible for no expenses incurred by Consultant in performing services for SymmetriCom.


OBLIGATIONS OF CONSULTANT

INDEMNIFICATION OF LIABILITY
 Consultant warrants that it has the right to enter into and to fully meet all of the requirements of this Agreement and to do so without conflicts or liability to others. Consultant warrants that services performed is the sole product of Consultant's own effort and that in performing such services Consultant will not infringe upon nor violate any patent, copyright, trademark, trade secret, nor other property rights of a third party.

 Consultant has obligations to SymmetriCom and prior obligations to prior employment or consultation engagements to protect all information and content of trade secrets existing between the Consultant and these entities.
 Therefore:
   1. Consultant will obtain releases to consult with SymmetriCom from any employers in the same industry in which Consultant is a Consultant for SymmetriCom. These will be original copy statements and be labeled Attachment B.
   2. Consultant will obtain releases from any consulting engagements that Consultant has completed in the prior three (3) years which are directly competitive or the same equipment or software design technology as that of SymmetriCom. These will be original copy statements and be labeled Attachment C.

                                                          Consulting Agreement .
                                                                        Page 2
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INDEMNIFICATION OF LIABILITY - CONTINUED
 Consultant shall indemnify and hold SymmetriCom harmless against any and all liability imposed or claimed, including attorney's fees and other legal expenses, arising directly or indirectly from any act or failure of Consultant to Consultant's assistants, employees or agents, including all claims relating to the injury or death of any person or damage to any property. Consultant agrees to maintain a policy of insurance to cover any such claims.

TOOLS AND INSTRUMENTALITIES
 Consultant will supply all tools and instrumentalities required to perform the services under this Agreement. Consultant is not required to purchase or rent any tools, equipment or services from SymmetriCom.

WORKERS' COMPENSATION
 Contractor agrees to provide workers' compensation insurance for Consultant's employees and agents and agrees to hold harmless and indemnify SymmetriCom for any and all claims arising out of any injury, disability, or death of any of Consultant's employees or agents.

ASSIGNMENT
 Neither this Agreement nor any duties or obligations under this Agreement may be assigned by Consultant without the prior consent of SymmetriCom.

STATE AND FEDERAL TAXES
   As Consultant is not SymmetriCom's employee, Consultant is responsible for paying all required state and federal taxes.


OBLIGATIONS OF SYMMETRICOM

COOPERATION OF SYMMETRICOM
 SymmetriCom agrees to comply with all reasonable requests of Consultant and provide access to all documents reasonably necessary to the performance of Consultant's duties under this Agreement.

ASSIGNMENT
 Neither this Agreement nor any duties or obligations under this Agreement may be assigned by SymmetriCom without the prior written consent of Consultant.


TERMINATION OF AGREEMENT

TERMINATION FOR CONVENIENCE
Either party may terminate this agreement for its convenience upon thirty (30) days' advance written notice to the other party.

TERMINATION ON OCCURRENCE OF STATED EVENTS
 This Agreement shall terminate automatically on the occurrence of any of the following events:
   1. bankruptcy or insolvency of either party;
   2. sale of the business of either party; or
   3. death of either party.

TERMINATION BY SYMMETRICOM FOR DEFAULT OF CONSULTANT
 Should Consultant default in the performance of this Agreement or materially breach any of its provisions, SymmetriCom, at SymmetriCom's option, may terminate this Agreement by giving twenty-four (24) hour written notification to Consultant. For the purposes of this section, material breach of this Agreement shall include, but not be limited to the breach by Consultant of any of its obligations in section "Services to be Performed by Consultant, Non-Disclosure of Information, and Indemnification of Liability" above.

TERMINATION BY CONSULTANT FOR DEFAULT OF SYMMETRICOM
 Should SymmetriCom default in the performance of this Agreement or materially breach any of its provisions, Consultant, at the Consultant's option, may terminate this Agreement by giving twenty-four (24) hour written notice to SymmetriCom.

TERMINATION FOR FAILURE TO MAKE AGREED-UPON PAYMENTS
 Should SymmetriCom fail to pay Consultant all or any part of the compensation set forth in COMPENSATION section of this Agreement on the date due, Consultant, at the Consultant's option, may terminate this Agreement if the failure is not remedied by SymmetriCom within sixty (60) days from the date payment is due.


GENERAL PROVISIONS

NOTICES
 Any notices to be given hereunder by either party to the other may be effected either by personal delivery in writing or by mail, registered or certified, postage prepared with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change the address by written notice in accordance with this paragraph. Notices delivered personally will be deemed communicated as of actual receipt; mailed notices will be deemed communicated as of two days after mailing.

                                                          Consulting Agreement .
                                                                        Page 3
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ENTIRE AGREEMENT OF THE PARTIES
 This Agreement supersedes any and all Agreements, either oral or written, between the parties hereto with respect to the rendering of services by Consultant for SymmetriCom and contains all the covenants and Agreements between the parties with respect to the rendering of such services in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

PARTIAL INVALIDITY
 If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions will nevertheless continue in full force without being impaired or invalidated in any way.

ATTORNEYS' FEES
 If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, which may be set by the court in the same action or in a separate action brought for that purpose, in addition to any other relief to which that party may be entitled.

GOVERNING LAW
 The validity, interpretation, and performance of this Agreement will be controlled by and construed under the laws of the State of California.

The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. Executed to be effective as of the day and year first above written.


CONSULTANT                            SYMMETRICOM,INC.


                                      /s/ Roger A. Strauch
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Company Name                          Name of Functional Area Manager or VP


/s/ Rick Oliver
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Signature of Consultant               Signature of Functional Area Manager or VP


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Business License Number               Date


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Date


Return completed Agreement form with Attachments to:

    .  SYMMETRICOM, INC.
       2300 Orchard Parkway, San Jose, CA 95131   attn:  Human Resources


 .  ATTACHMENTS

Attachment A  (Description of work, work product, and/or services to be performed)
Attachment B  (Releases to consult with SymmetriCom from employers in same industry, refer to Indemnification of Liabilities)
Attachment C  (Releases from previous consulting engagements; refer to
         Indemnification of Liabilities)
Approved Purchase Order to be attached


                                                          Consulting Agreement .
                                                                        Page 4